UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2024

HORIZON SPACE ACQUISITION II CORP.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42406	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

1412 Broadway

21st Floor, Suite 21V

New York, NY 10018

(Address of principal executive offices)

Tel: (646)257-5537

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one ordinary share, $0.0001 par value,and one Right to acquire one-tenth of one ordinary share	HSPTU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	HSPT	The Nasdaq Stock Market LLC
Rights, each whole right to acquireone-tenth of one ordinary share	HSPTR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On November 12, 2024, the Registration Statement on Form S-1 (File No. 333-282758) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Horizon Space Acquisition II Corp. (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On November 18, 2024, the Company consummated the IPO of 6,000,000 units (the “Units”). Each Unit consists of one ordinary share, $0.0001 par value per share (each, an “Ordinary Share”), and one right (each, a “Right”), each one Right entitling the holder thereof to exchange for one-tenth of one Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $60,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 200,000 units (the “Private Units”) to the Company’s sponsor, Horizon Space Acquisition II Sponsor Corp. (the “Sponsor”). Each Private Unit consists of one Ordinary Share and one Right. The Private Units were sold at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $2,000,000. The Private Units are identical to the Units sold in the IPO, subject to limited exceptions as further described in the Registration Statement.

The Company also issued to the Maxim Group LLC, the representative of the underwriters of the IPO (the “Representative”), 210,000 Ordinary Shares as part of the underwriting compensation (the “Representative Shares”) on the closing of the IPO. The Representative Shares are identical to the Ordinary Shares included in the Units, except that the Representative has agreed not to transfer, assign, sell, pledge, or hypothecate any such Representative Shares, or subject such Representative Shares to hedging, short sale, derivative, put or call transaction that would result in the economic disposition of the securities by any person until 180 days immediately following the commencement of sales of the IPO pursuant to FINRA Rule 5110(e)(1), subject to exceptions pursuant to FINRA Rule 5110(e)(2). The Representative has agreed not to transfer, assign or sell any such Representative Shares without prior consent of the Company until the completion of the initial business combination. In addition, the Representative has agreed (i) to waive its redemption rights (or right to participate in any tender offer) with respect to such shares in connection with the completion of the Company’s initial business combination and (ii) to waive its rights to liquidating distributions from the trust account with respect to such shares if the Company fails to complete its initial business combination within the period as provided in the Company’s Amended and Restated Memorandum and Articles of Association.

The underwriters have been granted a 45-day option from November 15, 2024 to purchase up to an additional 900,000 units offered by the Company to cover over-allotments, if any. Up to 225,000 shares of the 1,655,000 Ordinary Share held by our Sponsor will be forfeited to the extent that the underwriters’ over-allotment option is not exercised in full or in part, so that our insiders will collectively own 20.0% of our issued and outstanding shares after the IPO (without given effect to the sale of the Private Units, the Representative Shares, and assuming our directors, officers, Sponsor or any of the foregoing’s affiliates do not purchase Units in the IPO).

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In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated November 14, 2024, between the Company and the Representative;

●	a Rights Agreement, dated November 14, 2024, between the Company and Vstock Transfer, LLC (“Vstock”), as rights agent;

●	a Private Units Subscription Agreement, dated November 14, 2024, between the Company and the Sponsor;

●	an Investment Management Trust Agreement, dated November 14, 2024, between the Company and Wilmington Trust, N.A., as trustee;

●	a Registration Rights Agreement, dated November 14, 2024, between the Company, the Sponsor and certain directors and officers of the Company;

●	a Letter Agreement, dated November 14, 2024, between the Company, the Sponsor, and the officers and directors of the Company;

●	an Indemnification Agreement, dated November 14, 2024, between the Company and each of the officers and directors of the Company; and

●	an Administrative Service Agreement, dated November 14, 2024, between the Company and the Sponsor.

The Underwriting Agreement is included as Exhibit 1.1, the Rights Agreement is included as Exhibit 4.1, and the other agreements are included as Exhibits 10.1 to 10.6, respectively, hereto, and each of such exhibits is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 200,000 Private Units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $2,000,000. The Private Units are identical to the Units issued in the IPO, subject to limited exceptions as further described in the Registration Statement. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on November 12, 2024, in connection with the effectiveness of the Registration Statement, James Jiayuan Tong, Qian (Hebe) Xu, and Tianchen Cai became directors of the Company.

The board has determined that each of James Jiayuan Tong, Qian (Hebe) Xu, and Tianchen Cai are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that Tianchen Cai qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. James Jiayuan Tong, Qian (Hebe) Xu, and Tianchen Cai will serve as members of the audit committee, with Tianchen Cai serving as chair of the audit committee.

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The Company will reimburse the officers and directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors at the closing of our initial business combination.

Other than as set forth in Item 1.01, the Registration Statement and above, none of the directors mentioned above are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to the Memorandum and Articles of Association.

On November 12, 2024, the Company adopted and filed its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

A total of $60,000,000, or $10.00 per Unit, from the proceeds of the offering of the Units and the sale of the Private Units were placed in the trust account. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its income taxes payable and up to $50,000 in dissolution expenses, the proceeds from the offering of the Units and the sale of the Private Units held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association (i) to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination by November 18, 2025 (or up to May 18, 2026, if extended as described in the Registration Statement), and (ii) with respect to any other provision relating to shareholders’ rights or pre-business combination activity, and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination by November 18, 2025 (or up to May 18, 2026, if extended as described in the Registration Statement), subject to applicable law.

On November 14, 2024, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On November 18, 2024, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

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Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated November 14, 2024, by and between the Company and the Representative.

3.1	Amended and Restated Memorandum and Articles of Association, dated November 12, 2024.

4.1	Rights Agreement, dated November 14, 2024, between the Company and Vstock, as rights agent.

10.1	Private Units Subscription Agreement dated November 14, 2024, between the Company and the Sponsor.

10.2	Investment Management Trust Agreement, dated November 14, 2024, between the Company and Wilmington Trust, N.A, as trustee.

10.3	Registration Rights Agreement, dated November 14, 2024, between the Company, the Sponsor, and the Company’s directors and officers.

10.4	Letter Agreement, dated November 14, 2024, among the Company, the Sponsor, and officers and directors of the Company.

10.5	Indemnification Agreement, dated November 14, 2024, between the Company and the officers and directors of the Company.

10.6	Administrative Service Agreement, dated November 14, 2024, between the Company and the Sponsor.

99.1	Press Release, dated November 14, 2024.

99.2	Press Release, dated November 18, 2024.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Horizon Space Acquisition II Corp.

Date: November 18, 2024	By:	/s/ Mingyu (Michael) Li
	Name:	Chairman and Mingyu (Michael) Li
	Title:	Chief Executive Officer

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